UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2007

BRUKER BIOSCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-30833 (Commission File Number)	04-3110160 (IRS Employer Identification No.)

40 Manning Road
Billerica, MA 01821
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (978) 663-3660

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐   Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Section 2 — Financial Information

Item 2.02.  Results of Operations and Financial Condition

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

On April 30, 2007, Bruker BioSciences Corporation issued a press release announcing financial results as of and for the three months ended March 31, 2007.  A copy of the press release is attached hereto as Exhibit 99.1.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

Number

99.1	Press release dated April 30, 2007.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRUKER BIOSCIENCES CORPORATION (Registrant)

Date: April 30, 2007	By:	/s/ Frank H. Laukien
Frank H. Laukien, Ph.D. Chief Executive Officer and President

Exhibit Index

Exhibit Number	Exhibit Name	Location

99.1	Press release dated April 30, 2007.	Furnished herewith*

*                    Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.